UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 23, 2020
EXETER AUTOMOBILE RECEIVABLES TRUST 2020-3
(Exact name of Issuing Entity as specified in its charter)
EFCAR, LLC
(Exact name of Depositor / Registrant as specified in its charter)
EXETER FINANCE LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-233850 333-233850-01	45-2673519 84-7089010
(Commission File Number)	(IRS Employer Identification No.)

2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 572-8256
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01             Entry into a Material Definitive Agreement.

On September 23, 2020, EFCAR, LLC transferred certain sub-prime automobile loan contracts (the “Receivables”) to Exeter Automobile Receivables Trust 2020-3 (the “Trust”).  The Trust granted a security interest in the Receivables to Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”), and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $68,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $161,400,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $88,050,000; (iv) Class B Asset-Backed Notes in the aggregate original principal amount of $92,120,000; (v) Class C Asset-Backed Notes in the aggregate original principal amount of  $106,290,000; (vi) Class D Asset-Backed Notes in the aggregate original principal amount of $68,020,000; (vii) Class E Asset-Backed Notes in the aggregate original principal amount of $69,450,000; and (viii) Class F Asset-Backed Notes in the aggregate original principal amount of $28,340,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Indenture, Amended & Restated Trust Agreement for the Trust, Amended & Restated Trust Agreement for Exeter Holdings Trust 2020-3, Sale and Servicing Agreement, Purchase Agreement, Sale Agreement, Contribution Agreement, Deposit Account Control Agreement, Asset Representations Review Agreement and Custodian Agreement (as listed below) executed in connection with the issuance of the Notes.
Item 9.01.             Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1*
Underwriting Agreement, dated September 16, 2020, among EFCAR, LLC (“EFCAR”), Exeter Finance LLC (“Exeter”), and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., acting on behalf of themselves and as representatives of the several underwriters named in the agreement.

4.2	Indenture, dated as of August 31, 2020, among the Trust, Exeter Holdings Trust 2020-3 and the Indenture Trustee.

4.3	Amended & Restated Trust Agreement for the Trust, dated as of August 31, 2020, between EFCAR and Wilmington Trust Company, as owner trustee.

4.4	Amended & Restated Trust Agreement for Exeter Holdings Trust 2020-3, dated as of August 31, 2020, between the Trust and Wilmington Trust Company, as owner trustee.

4.5
Sale and Servicing Agreement, dated as of August 31, 2020, among Exeter Holdings Trust 2020-3, EFCAR, Exeter, as servicer, the Trust and Wells Fargo Bank, National Association, as Indenture Trustee and backup servicer.

10.1	Purchase Agreement, dated as of August 31, 2020, between EFCAR, as purchaser, and Exeter, as seller.

10.2	Sale Agreement, dated as of August 31, 2020, among EFCAR, as purchaser, Exeter, as representation provider, and Exeter Flow Intermediary Trust, as seller.

10.3	Contribution Agreement, dated as of August 31, 2020, between Exeter Holdings Trust 2020-3, as transferee, and the Trust, as transferor.

10.4
Deposit Account Control Agreement, dated as of September 23, 2020, among the Trust, Exeter, as servicer, the Indenture Trustee, as secured party, and Wells Fargo Bank, National Association, as lockbox bank.

10.5	Asset Representations Review Agreement, dated as of August 31, 2020, among the Trust, as issuer, Exeter, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer.

10.6	Custodian Agreement, dated as of August 31, 2020, among Exeter, as custodian, Exeter, as servicer, and the Indenture Trustee.

36.1*	Depositor Certification, dated September 16, 2020, for shelf offerings of asset-backed securities.
____________
* Previously filed on Form 8-K on September 18, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EFCAR, LLC

By:	/s/ Walter Evans
	Name:	Walter Evans
	Title:	Vice President, General Counsel and Secretary

Date: September 23, 2020